Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this “Second Amendment”) is effective as of December 30, 2014 (the “Second Amendment Effective Date”), by and among APPROACH RESOURCES INC., a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 7, 2014 (as amended prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Second Amendment); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to the Borrower; and

WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as set forth herein to, among other things, modify the negative covenant regarding payments of Permitted Unsecured Notes, to be effective as of the Second Amendment Effective Date; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Second Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended, effective as of the Second Amendment Effective Date, in the manner provided in this Section 1.

1.1. Amended and Restated Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Fee Letter, and the Security Instruments.

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1.2. Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add the following definitions to such Section in appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 30, 2014, entered into by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means December 30, 2014.

1.3. Amendment of Section 9.04(b). Section 9.04(b) of the Credit Agreement is hereby amended to delete the period at the end of subsection (ii) thereof and replace it with “; and” and to add a new subsection (iii) thereto which shall read in full as follows:

(iii) so long as (A) no Borrowing Base Deficiency or Event of Default exists or results therefrom and (B) after giving pro forma effect to such Redemption, the unused amount of the total Commitments (but only to the extent that the Borrower is permitted to borrow such amount under the terms of this Agreement, including Section 6.02 hereof) is not less than 20% of the total Commitments then in effect, the Borrower or applicable Restricted Subsidiary may voluntarily prepay, repurchase or otherwise Redeem any principal in respect of Permitted Unsecured Notes; provided that, (x) the amount of such prepayments, repurchases and other Redemptions made under this Section 9.04(b)(iii) and Investments made under Section 9.05(n) shall not exceed $50,000,000 in the aggregate, (y) the Borrower will be in pro forma compliance with all financial covenants set forth in Section 9.01 immediately after giving effect to such prepayment, repurchase or other Redemption, and (z) any such prepayment, repurchase or other Redemption must be made, if at all, on or prior to the first anniversary of the Second Amendment Effective Date.

1.4. Amendment of Section 9.05(n). Section 9.05(n) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(n) other Investments; provided, that the amount of such Investments made under this Section 9.05(n) and repurchases and Redemptions of Permitted Unsecured Notes made under Section 9.04(b)(iii) shall not exceed $50,000,000 in the aggregate at any time.

SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof, are each subject to satisfaction of each of the following conditions precedent:

2.1. Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment from the Borrower and the Majority Lenders.

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2.2. No Material Adverse Change. Since December 31, 2013, there has been no event, development or circumstance that has had or would reasonably be expected to have a Material Adverse Effect.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.

SECTION 3. Representations and Warranties of the Borrower. To induce the Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

3.1. Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except (a) to the extent such representations and warranties are expressly limited to an earlier date, such representations and warranties shall be true and correct in all material respects as of such specified earlier date, and (b) to the extent such representations and warranties are qualified by materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects.

3.2. Due Authorization; No Conflict. The execution, delivery and performance by the Borrower of this Second Amendment are within the Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any other Credit Party except Excepted Liens.

3.3. Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4. No Default or Borrowing Base Deficiency. No Default or Borrowing Base Deficiency has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1. Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Second Amendment.

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4.2. Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3. Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until the Borrower and the Majority Lenders have executed a counterpart. Facsimiles or other electronic transmission (e.g. .pdf) shall be effective as originals.

4.4. Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5. Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

4.6. Effectiveness. This Second Amendment shall be effective automatically and without necessity of any further action by the Borrower, the Administrative Agent or the Lenders when counterparts hereof have been executed by the Borrower, the Administrative Agent and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.7. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4.8. Severability. Any provision of this Second Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed on the date and year first above written.

[Signature pages to follow]

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BORROWER:	APPROACH RESOURCES INC., a Delaware corporation

	By:	/s/ J. Ross Craft
	Name:	J. Ross Craft
	Title:	President and Chief Executive Officer

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

ADMINISTRATIVE AGENT,
LENDER AND ISSUING BANK:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, a Lender and Issuing Bank

	By:	/s/ Anson D. Williams
	Name:	Anson D. Williams
	Title:	Authorized Officer

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

LENDERS:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ James R. Allred
Name:	James R. Allred
Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

FROST BANK,
as a Lender

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Catherine Cook
Name:	Catherine Cook
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tony Alexander
Name:	Tony Alexander
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

COMERICA BANK,
as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.

WHITNEY BANK,
as a Lender

By:	/s/ David E. Sisler
Name:	David E. Sisler
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

APPROACH RESOURCES INC.